UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

HUDSON ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41532	86-2712843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19 West 44th Street, Suite 1001
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(929) 399-8888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Right	HUDA U	The Nasdaq Stock Market LLC
Shares of Common Stock, par value $0.0001 per share	HUDA	The Nasdaq Stock Market LLC
Rights, each to receive one-fifth (1/5) of a share of Common Stock	HUDA R	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2024, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Certificate of Amendment amends the Certificate of Incorporation to (i) give the Company the option to extend the date by which the Company must effect a Business Combination beyond April 18, 2024, up to nine (9) times for an additional (1) month each time to January 18, 2025, upon the deposit into the Trust Account of $25,000 for each calendar month and (ii) to remove the geographic limitations for a Business Combination., which requires the deletion of Section J of the Sixth Article in the Charter: “J. At no time, the Corporation shall undertake a Business Combination with any entity being based in or having the majority of its operations in China (including Hong Kong and Macau).”

The foregoing description is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 15, 2024, the Company held the Special Meeting. On March 27, 2024, the record date for the Special Meeting, there were 4,500,336 shares of common stock outstanding and entitled to be voted at the Special Meeting, approximately 81.19% of which were represented in person or by proxy at the Special Meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

The Amendment to Certificate of Incorporation Proposal

The stockholders approved the proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses from April 18, 2024, up to nine (9) times for an additional one (1) month each time to January 18, 2025, upon the deposit into the Trust Account of $25,000 for each month.

FOR	AGAINST	ABSTAIN
3,321,022	332,581	0

The Geographic Limitation Amendment Proposal

The stockholders approved an amendment to the Charter to remove the geographic limitations for a Business Combination. Such proposal, if approved, requires the deletion of Section J of the Sixth Article in the Charter: “J. At no time, the Corporation shall undertake a Business Combination with any entity being based in or having the majority of its operations in China (including Hong Kong and Macau).”

FOR	AGAINST	ABSTAIN
3,421,022	232,581	0

The Adjournment Proposal

The Company approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

FOR	AGAINST	ABSTAIN
3,319,523	334,080	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2024

HUDSON ACQUISITION I CORP.

By:	/s/ Warren Wang
Name:	Warren Wang
Title:	Chief Executive Officer

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